Exhibit 99.1

June rates - Effective June 18, 2018 KBW Investor Field Trip March 27, 2019 Ticker: EGBN ww w . E agleBankCorp .c o m

Forward Looking Statements 2 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact: Michael T. Flynn 240 - 497 - 2040 mflynn@eaglebankcorp.com

Company Overview 3 ▪ Eagle Bancorp, Inc. is a growth - oriented community bank focused on the Washington, DC metropolitan area ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ Streamlined network of 20 branches located in Northern Virginia, Suburban Maryland and the District of Columbia ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ Largest and most profitable bank headquartered and operating in the state of Maryland Data as - of December 31, 2018.

Investment Highlights 4 ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 3.97% ▪ DDA’s as a percentage of Average Deposits = 33.48% ▪ Operating Leverage with streamlined branch system: Efficiency Ratio = 36.09% ▪ Clean Asset Quality: NPAs/Assets = 0.21% ▪ Low Charge - Off History: NCOs/Average Loans = 0.05% ▪ Demonstrated Consistent Organic Growth, combined with Proven Ability to Evaluate and Execute Acquisitions ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision and Governance NOTE: Financial data at or for the quarter ended December 31, 2018

Experienced Senior Management Team 5 Years Years in with Name Title/Function Banking EGBN Susan G. Riel Interim CEO & President, Eagle Bancorp & EagleBank 42 20 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 18 7 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 33 7 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 33 4 Janice L. Williams EVP & Chief Credit Officer 24 15 Susan O. Kooker EVP & Chief Risk Officer 36 11

Summary Statistics 6 NOTE: Data as - of December 31, 2018 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. Total Assets: $8.4 billion Total Loans: $7.0 billion Total Deposits: $7.0 billion Tangible Common Equity: $1.0 billion (1) Tangible Book Value per Common Share: $29.17 (1) Shares Outstanding (at close February 28, 2019): 34,534,801 Market Capitalization (at close February 28, 2019): $2.04 billion Insider Ownership: 7 . 7 % Institutional Ownership: 81% Member of Russell 2000 Y e s Member of S&P SmallCap 600 Y e s

EagleBank Branch Locations L o u do u n County Fairfax County I - 66 I - 495 I - 95 A l e x a ndria Arlington I - 495 N US 50 Washington, DC Prince Geor g e ’ s County I - 495 I - 95 Montgomery County I - 270 Branch System Virginia 9 Maryland 6 Washington, DC 5 Total 20 NOTE: Branch total as of December 31, 2018. 7

Deposit Market Share (Dollar values in thousands) Washington, DC Metropolitan Area June 30, 2017 June 30, 201 8 A nnu a l Rank Local C o mm un i t y Banks Company Name Branches Balance Balance Growth 2018 Market Share 1 Bank of America Corp. 153 31 , 960 , 70 8 36 , 020 , 84 0 12 . 7% 17 . 3% 2 Capital One Financial Corp. 126 27 , 715 , 43 3 32 , 472 , 10 8 17 . 2% 15 . 6% 3 Wells Fargo & Co. 160 31 , 634 , 62 1 29 , 004 , 20 6 - 8 . 3% 13 . 9% 4 SunTrust Banks Inc. 152 19 , 627 , 55 4 18 , 971 , 41 2 - 3 . 3% 9 . 1% 5 BB&T Corp. 166 13 , 923 , 62 9 14 , 122 , 05 9 1 . 4% 6 . 8% 6 PNC Financial Services Group Inc. 178 13 , 684 , 21 4 13 , 829 , 85 3 1 . 1% 6 . 6% 7 Citigroup Inc. 34 8 , 115 , 00 0 8 , 831 , 00 0 8 . 8% 4 . 2% 8 United Bankshares Inc. 69 8 , 587 , 16 0 8 , 491 , 14 3 - 1 . 1% 4 . 1% 9 1 Eagle Bancorp Inc. 20 5 , 953 , 26 9 6 , 344 , 31 3 6 . 6% 3 . 0% 10 2 Sandy Spring Bancorp Inc. 47 3 , 006 , 83 0 4 , 864 , 85 2 61 . 8% 2 . 3% 11 M&T Bank Corp 76 4 , 433 , 78 7 4 , 362 , 24 6 - 1 . 6% 2 . 1% 12 Toronto - Dominion Bank 50 3 , 952 , 54 1 3 , 950 , 13 9 - 0 . 1% 1 . 9% 13 HSBC Holdings Plc 12 2 , 334 , 73 4 3 , 459 , 64 2 48 . 2% 1 . 7% 14 3 Burke & Herbert Bank & Trust Co. 25 2 , 342 , 96 4 2 , 329 , 59 9 - 0 . 6% 1 . 1% 15 4 Access National Bank 14 2 , 147 , 51 8 2 , 087 , 97 2 - 2 . 8% 1 . 0% 16 Union Bank & Trust 19 1 , 379 , 33 4 1 , 836 , 40 8 33 . 1% 0 . 9% 17 5 Revere Bank 8 1 , 385 , 48 7 1 , 523 , 79 2 10 . 0% 0 . 7% 18 6 Old Line Bank 19 1 , 068 , 27 6 1 , 321 , 43 7 23 . 7% 0 . 6% 19 7 First Virginia Community Bank 6 857 , 40 8 1 , 011 , 23 0 17 . 9% 0 . 5% 20 Amalgamated Bank 1 514 , 85 8 978 , 55 1 90 . 1% 0 . 5% 21 8 Community Bank of the Chesapeake 11 817 , 95 6 976 , 27 9 19 . 4% 0 . 5% 22 9 John Marshall Bank 6 879 , 00 0 976 , 13 2 11 . 1% 0 . 5% 23 10 Capital Bank 4 865 , 65 5 921 , 82 9 6 . 5% 0 . 4% 24 11 Congressional Bank 6 750 , 72 3 844 , 17 6 12 . 4% 0 . 4% 25 12 Main Street Bank 6 540 , 64 2 803 , 22 3 48 . 6% 0 . 4 % All Other Market Participants 176 10 , 240 , 57 1 8 , 225 , 92 0 - 19 . 7% 5 . 2 % Market Total 1 , 54 4 198 , 719 , 87 2 208 , 560 , 36 1 5 . 0% 100 . 0 % SOURCE: FDIC, as of June 30, 2017 and June 30, 2018. 8 77.6% NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.

Performance Statistics reconciliation and footnotes in the appendices on pages 33 - 36. * Impact of July 2016 Sub - Debt raise in 2016Y was (9bps) . ** Data for 2017Y is shown on an operating basis. 9 NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. (2) Please refer to the Non - GAAP Key Ratios (at or for the period ended) Peer Group (1) 2018Q4 Net Interest Margin 4.44% 4.33% 4.16%* 4.15% 4.17% 4.15% 4 . 14% 3.97% 3.58% Efficiency Ratio 50.67% 42.49% 40.29% 37 . 84% 38.38% 38.55% 36 . 37% 36 . 09% 61.22% NPAs + 90 Days Past Due/Total Assets 0.68% 0.31% 0.30% 0.19% 0.19% 0.16% 0 . 20% 0.21% 0.54% Allowance Loan Losses/Gross Loans 1.07% 1.05% 1.04% 1.01% 1.00% 1.00% 1 . 00% 1.00% 0.94% Reserve/NPLs (Coverage Ratio) 205.30% 397.95% 330.49% 489 . 20% 491.56% 612.42% 452 . 28% 429.72% 259.30% Net Charge - Offs to Average Loans (annualized) 0.17% 0.17% 0.09% 0.06% 0.06% 0.05% 0 . 05% 0.05% 0.09% Tangible Common Equity/Tangible Assets (2) 8.54% 10.56% 10.84% 11 . 45% 11.57% 11.79% 12 . 01% 12 . 11% N/A Tier 1 Leverage Ratio 10.69% 10.90% 10.72% 11 . 45% 11.76% 11.97% 12 . 13% 12 . 08% 10.35% Return on Average Assets 1.31% 1.49% 1.52% 1 . 62% * * 1.91% 1.92% 1 . 93% 1.90% 1.22% Return on Average Common Equity 13.50% 12.32% 12.27% 12 . 67% * * 14.99% 14.93% 14 . 85% 14 . 82% 8.14% Earnings Per Share (Diluted) $1.95 $2.50 $2.86 $3 . 35 * * $1.04 $1.08 $1.13 $1.17 N/A EGBN 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4

Consistent Balance Sheet Growth $8,000 $7,500 $7,000 $6,500 $6,000 $5,500 $5,000 $4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 $8,500 Millions of Dollars 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 Total Assets $8,389 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. 10 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 * 18Q1 18Q2 18Q3 18Q4

Consistent Net Income Growth $5 , 00 0 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Thousands of Dollars 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 Net Income Available to Common SBLF Dividend $40,317 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. GAAP basis income for Q4 2017 was $15.6 million. 11 17Q2 17Q3 17Q4 * 18Q1 18Q2 18Q3 18Q4

$5 . 0 0 $4 . 5 0 $4 . 0 0 $3 . 5 0 $3 . 0 0 $2 . 5 0 $2 . 0 0 $1 . 5 0 $1 . 0 0 $0 . 5 0 $0 . 0 0 2013Y 20 1 4 Y 2015Y 2016Y 20 1 7 Y 2018Y EPS (Reported) EPS (Operating) Earnings Per Share $1.95 $ 1 .76 pages 33 - 36. 12 $ 2 .08 $ 2 .50 $2 .86 $ 3 .35 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013. Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 is shown on an operating basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on $2.92 $ 4 .42

$14.56 $18.83 $21.61 $24 . 6 7 $29 . 1 7 $12 . 8 9 $ 1 0 . 0 0 $5.00 $0.00 $ 1 5 . 0 0 $ 2 0 . 0 0 $ 2 5 . 0 0 $30.00 2 0 13 Y 2 0 14 Y 2 0 15 Y 2 0 16 Y 2 0 17 Y 2 0 18 Y Tangible Book Value per Share NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014. 13

4 . 44% 4 . 33% 4 . 15% 4 . 17% 4 . 15% 4 . 14% 3 . 97% 3 . 58% 3 . 49% 3 . 48% 3 . 53% 3 . 54% 3 . 55% 3 . 58% 3 . 58% 2 . 0 0% 2 . 5 0% 3 . 0 0% 3 . 5 0% 4 . 0 0% 4 . 5 0% 5 . 0 0% 2 0 14 Y 2 0 15 Y 2 0 16 Y 2 0 17 Y 2 0 18 Q 1 2 0 18 Q 2 2 0 18 Q 3 2 0 18 Q 4 E G B N Peer Group NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt raise in 2016 was (9bps). 14 Net Interest Margin 4.16% *

0 . 33% 0 . 36% 0 . 73% 0 . 96% 1 . 07% 1 . 16% 0 . 45% 0.58% 0.54% 0 . 65% 0 . 70% 0 . 75% 0 . 81% 0 . 2 5% 0 . 0 0% 0 . 5 0% 0 . 7 5% 1 . 0 0% 1 . 2 5% 2 0 14 Y 2 0 15 Y 2 0 16 Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Cost of Funds EGBN Peer Group 4 . 77% 4 . 69% 4 . 60% 4 . 73% 4 . 90% 5 . 21% 5 . 11% 5 . 13% 4 . 06% 3 . 9 3% 3 . 9 3% 4 . 0 6% 4 . 1 8% 4 . 2 4% 4 . 33% 4 . 38% 5 . 5 0% 5 . 0 0% 4 . 5 0% 4 . 0 0% 3 . 5 0% 3 . 0 0% 2 . 5 0% 2 . 0 0 % Yield on Average Earning Assets E G B N Peer Group Yields and Cost of Funds 0.42% 0.44% * 0.44% * 5 . 37% 5 . 24% 5 . 11% 5 . 17% 5 . 30% 5 . 53% 5 . 69% 5.60% 4 . 72% 4 . 48% 4 . 41% 4 . 52% 4 . 62% 4 . 70% 4 . 80% 4 . 85% 1 . 0 0% 2 . 0 0% 3 . 0 0% 4 . 0 0% 5 . 0 0% 6 . 0 0% 7 . 0 0 % Yield on Loans 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 EGBN Peer Group NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. 15

Moderate Interest Rate Risk Position ▪ Both assets and liabilities remain short with repricing durations at 17 months on loans and 26 months on deposits ▪ A 100 bps shock increase would increase Net Interest Income by about $15.0 million or 4.8% on a static balance sheet over a 12 month period Book Value of Deposits Economic Value of Deposits Premium (Discount) in Deposits Book Value of Equity Economic Value of Equity Equity Premium Percentage (Dollar value in thousands) Interest Rate Indicators and Trends 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Repricing Duration of Assets and Liabilities (months) Investments 49 47 43 41 40 37 38 34 Loans 27 25 23 17 16 16 16 17 Deposits 34 32 27 26 22 24 26 26 Borrowings 30 40 64 21 21 22 19 38 Economic Value of Assets and Liabilities Book Value of Portfolio Loans $ 4 , 312 , 39 9 $ 4 , 998 , 36 8 $ 5 , 618 , 82 0 $ 6,348,262 $ 6 , 603 , 35 1 $ 6 , 652 , 67 8 $ 6 , 847 , 43 7 $ 6,992,749 Economic Value of Portfolio Loans $ 4 , 314 , 61 8 $ 5 , 000 , 71 7 $ 5 , 624 , 08 5 $ 6,368,262 $ 6 , 604 , 52 3 $ 6 , 656 , 84 1 $ 6 , 823 , 33 2 $ 7,028,362 Premium (Discount) in Loans 0 . 1% 0 . 0% 0 . 1% 0 . 3% 0 . 0% 0 . 1% - 0 . 4% 0 . 5% $ 4,310,768 $ 5,158,445 $ 5,717,837 $ 5,852,129 $ 6,121,211 $ 6,268,405 $ 6,371,504 $ 4,197,226 $ 5,002,426 $ 5,548,300 $ 5,543,159 $ 5,747,492 $ 5,976,939 $ 5,988,169 $ 6,972,266 $ 6,607,501 - 2 . 6% - 3 . 0% - 3 . 0% - 5 . 3% - 6 . 1% - 4 . 6% - 6 . 0% - 5 . 2% $ 620,761 $ 738,602 $ 842 , 79 9 $ 950,438 $ 985,180 $ 1,023,136 $ 1 , 061 , 65 2 $ 1,108,941 $ 734,935 $ 896,974 $ 1 , 030 , 45 0 $ 1,291,456 $ 1,244,184 $ 1,215,006 $ 1 , 316 , 74 7 $ 1,405,102 18.4% 21.4% 22 . 3% 35.9% 26.3% 18.8% 24 . 0% 26.7% Virginia Heritage Bank acquisition closed on October 31, 2014. 16 Interest Rate Shock Analysis SHORT TERM EFFECTS (dollars in thousands) Net Interest Income - Flat balance Sheet $ 202,091 $ 250,826 $ 270,909 $ 290,055 $ 298,544 $ 294,767 $ 298 , 43 3 $ 310,167 Net Interest Income - + 100 basis point shock $ 197,675 $ 250,113 $ 276,988 $ 305,576 $ 314,940 $ 313,294 $ 315 , 54 9 $ 325,192 Percentage Change - 2.2% - 0.3% 2.2% 5.4% 5.5% 6.3% 5 . 7% 4 . 8 % Net Interest Income - + 200 basis point shock $ 199,613 $ 257,705 $ 289,966 $ 321,011 $ 331,030 $ 331,651 $ 332 , 37 1 $ 339,949 Percentage Change - 1.2% 2.7% 7.0% 10.7% 10.9% 12.5% 11 . 4% 9 . 6 % Net Interest Income - + 300 basis point shock $ 203,701 $ 266,070 $ 303,319 $ 336,214 $ 346,986 $ 350,009 $ 349 , 17 4 $ 354,675 Percentage Change 0.8% 6.1% 12.0% 15.9% 16.2% 18.7% 17 . 0% 14 . 3 % Net Interest Income - + 400 basis point shock $ 207,441 $ 274,468 $ 316,719 $ 351,372 $ 362,958 $ 368,404 $ 366 , 10 9 $ 369,452 Percentage Change 2.6% 9.4% 16.9% 21.1% 21.6% 25.0% 22 . 7% 19 . 1 % Net Interest Income - - 100 basis point shock $ 200,680 $ 244,895 $ 264,079 $ 283,576 $ 285,719 $ 280,622 $ 284 , 96 5 $ 295,870 Percentage Change - 0.7% - 2.4% - 2.5% - 2.2% - 4.3% - 4.8% - 4 . 5% - 4 . 6 % Net Interest Income - - 200 basis point shock $ 196,217 $ 241,220 $ 256,318 $ 269,693 $ 272,903 $ 272,078 $ 280 , 53 4 $ 289,637 Percentage Change - 2.9% - 3.8% - 5.4% - 7.0% - 8.6% - 7.7% - 6 . 0% - 6 . 6%

$ 9 0, 0 0 0 $80,000 $70,000 $60,000 $50,000 $ 4 0, 0 0 0 $30,000 $20,000 $10,000 $0 Revenue ($000s) Non - Int Expense ($000s) Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 is shown on an operating basis. 17 Consistent Increases in Operating Leverage NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014.

Consistently Improving Efficiency Ratio Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. 42% 40% 40% 38% 39% 36% 36% 68% 65% 64% 62% 62% 62% 61% 61% 3 5% 3 0% 4 0% 4 5% 60% 55% 51% 50% 6 5% 7 0% 7 5% 2 0 14 Y 2 0 15 Y 2 0 16 Y 2018Q2 2018Q3 2018Q4 2017Y E G B N 2018Q1 Peer Group Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. 18

Deposit Composition and Growth  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits (Dollar Values in Thousands) As of December 31, 2017 As of September 30, 2018 As of December 31, 2018 Deposit Type B ala n c e % of T o t a l Balance % of T o t a l Balance % of T o t a l Noninterest Bearing $ 1,982,912 33 . 9% $ 2,057,886 32 . 3% $ 2,104,220 30 . 2 % Interest Bearing Transaction 420 , 41 7 7 . 2% 459 , 45 5 7 . 2% 593 , 10 7 8 . 5 % Core Savings & Money Market (1) 2 , 185 , 58 0 37 . 3% 2 , 143 , 67 7 33 . 7% 2 , 304 , 99 6 33 . 1 % Core CD's (1) 548 , 18 2 9 . 4% 737 , 57 3 11 . 6% 829 , 43 5 11 . 9 % Wholesale Money Market 435 , 56 6 7 . 4% 429 , 58 2 6 . 7% 644 , 56 3 9 . 2 % Wholesale CD's 281 , 32 7 4 . 8% 544 , 13 2 8 . 5% 497 , 96 4 7 . 1 % Total Deposits $ 5,853,984 100% $ 6,372,305 100% $ 6,974,285 100% (1) Core deposits include CDAR’s and ICS reciprocal deposits. 19

Detail of Loan Portfolio  Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County  Held for Sale residential mortgages not included (Dollar Value in Thousands) C oun t y C& I Owner O cc up i e d CRE Income Producing CRE CRE Bridge Financing Owner O cc up i e d Const. CRE Construction L a nd R e si d e n t i a l Mortgage C on s u m e r T O T A L % of Total Maryland Montgomery $ 384,524 $158,043 $ 257,676 $ 278,601 $ 13,257 $ 105,461 $ 701 $ 17,709 $ 42,859 $1,258,831 18 . 0 % Prince George's Baltimore Anne Arundel Frederick Howard Eastern Shore Charles 120 , 43 8 29 , 74 4 14 , 12 2 5 , 45 7 16 , 06 8 7 , 63 3 4 , 44 5 139 , 10 6 32 , 91 2 13 , 06 7 675 32 , 77 3 11 , 15 7 20 , 56 6 265 , 97 6 73 , 62 6 23 , 63 6 69 , 14 4 29 , 30 5 65 , 11 2 4 , 33 3 61 , 34 4 81 , 12 4 - 3 , 90 6 15 , 06 1 - - 9 , 13 9 2 , 53 7 - - - - - 33 , 74 8 805 34 , 85 4 96 928 294 - 13 , 51 7 - - 6 , 35 7 2 , 22 9 141 - 333 - 2 , 56 7 741 751 1 , 30 9 452 1 , 60 7 238 1 , 03 9 358 1 , 35 7 197 42 645 , 20 8 220 , 98 6 89 , 28 5 86 , 73 4 98 , 47 2 85 , 84 3 29 , 83 8 9 . 2% 3 . 2% 1 . 3% 1 . 2% 1 . 4% 1 . 2% 0 . 4 % Other MD 4,839 8,960 18,290 - - 478 3 , 02 9 - 556 36 , 15 2 0 . 5 % Washington DC 359,550 231,969 543,524 512,071 19,722 596 , 07 2 11 , 71 9 43 , 11 7 17 , 15 9 2 , 334 , 90 3 33 . 5 % Virginia Fairfax 256,005 66,307 197,196 145,375 - 83 , 47 4 5 , 47 1 14 , 72 1 12 , 37 8 780 , 92 7 11 . 2 % Loudoun 29 , 23 8 49 , 93 4 68 , 10 2 40 , 64 0 11 , 41 4 8 , 91 3 6 , 29 1 776 3 , 10 3 218 , 41 1 3 . 1 % Arlington 53 , 70 4 1 , 90 5 83 , 77 4 16 , 51 3 1 , 52 0 33 , 75 3 - 731 2 , 55 9 194 , 45 9 2 . 8 % Alexandria 48 , 49 1 13 , 48 0 24 , 39 2 18 , 13 1 - 45 , 75 1 - 1 , 68 7 1 , 64 1 153 , 57 3 2 . 2 % Prince William 8 , 23 6 32 , 36 6 84 , 23 2 21 , 42 9 208 8 , 12 3 286 314 1 , 50 3 156 , 69 7 2 . 2 % Fauquier 460 3 , 03 9 5 , 20 8 - - - - 781 258 9 , 74 6 0 . 1 % Other VA 12 , 66 9 46 , 01 5 105 , 31 8 1 , 58 0 - 24 138 344 903 166 , 99 1 2 . 4 % Other USA 197 , 48 8 25 , 54 0 111 , 98 2 30 , 29 8 - 28 , 16 4 8 , 99 8 20 , 08 6 1 , 83 5 424 , 39 1 6 . 1 % Total % of Total $1,553,111 $887,814 $2,030,826 $1,226,073 $57,797 $980,938 $58,877 $106,419 $89,592 $6,991,447 100.0% 22.3% 12.7% 29.1% 17.5% 0.8% 14.0% 0.8% 1.5% 1.3% 100.0% 35.0% 46.6% 15.6% NOTE: Data as of December 31, 2018 20

Credit Quality Trends 21 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Nonperforming Assets: Accruing Loans 90 or More Days Past Due $ - $ - $ - $ - $ - $ - $ - $ - Nonaccrual 22,443 13,239 17,875 13 , 23 8 13 , 38 8 10,876 15,077 16,277 Total Nonperforming Loans (NPLs) $ 22,443 $ 13,239 $ 17,875 $ 13,238 $ 13,388 $ 10,876 $ 15,077 $ 16,277 Other Real Estate Owned (OREO) 13,224 5 , 85 2 2 , 69 4 1 , 39 4 1 , 39 4 1,394 1 , 39 4 1,394 Total Nonperforming Assets $ 35,667 $ 19,091 $ 20,569 $ 14,632 $ 14,782 $ 12,270 $ 16,471 $ 17,671 Performing Restructured Loans (TDRs) 13,502 11,836 7 , 92 4 12 , 33 9 11 , 49 9 15,123 17,546 13,601 NPAs/Assets 0 . 6 8% 0 . 3 1% 0 . 3 0% 0 . 2 0% 0 . 1 9% 0 . 1 6% 0 . 2 0% 0 . 2 1 % NPAs+TDRs/Assets 0 . 9 4% 0 . 5 1% 0 . 4 1% 0 . 3 6% 0 . 3 4% 0 . 3 5% 0 . 4 2% 0 . 3 7 % Reserves $ 46,075 $ 52,687 $ 59,073 $ 64,758 $ 65,807 $ 66,609 $ 68,189 $ 69,944 Reserves/Loans 1 . 0 7% 1 . 0 5% 1 . 0 4% 1 . 0 1% 1 . 0 0% 1 . 0 0% 1 . 0 0% 1 . 0 0 % Charge - Offs NCOs/Average Loans 0 . 1 7% 0 . 1 7% 0 . 0 9% 0 . 0 6% 0 . 0 6% 0 . 0 5% 0 . 0 5% 0 . 0 5%

Consistent Asset Quality Total Loans ($mms) Note: Virginia Heritage Bank acquisition closed on October 31, 2014. 0 . 0% 2 . 0% 4 . 0% 6 . 0% 8 . 0% 1 0 . 0% 1 2 . 0% 1 4 . 0% 1 6 . 0% 1 8 . 0% 2 0 . 0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Dec - Mar - Jun - Sep - Dec - Mar - 14 15 15 15 15 16 Jun - Sep - Dec - 18 18 18 Total Loans ($) Jun - Sep - Dec - Mar - 16 16 16 17 NPAs (%) Jun - Sep - Dec - Mar - 17 17 17 18 Charge Offs (%) (Dollar Values in Thousands) Year Loan Growth NPAs/ Assets Average Charge - Offs 2013 $452 , 06 3 0 . 90% 0 . 23% 2014 $1 , 367 , 24 1 0 . 68% 0 . 17% 2015 $685 , 96 9 0 . 31% 0 . 17% 2016 $679 , 52 5 0 . 30% 0 . 09% 2017 $733 , 63 5 0 . 19% 0 . 06% 2018 $579 , 91 9 0 . 21% 0 . 05 % Net Charge - Off History for the periods ended December 31, 2018 Loan Type EGBN 2 Year Avg. EGBN 3 Year Avg. Income Producing CRE 0 . 03% 0 . 04 % Owner Occupied CRE 0 . 01% 0 . 01 % Construction and Land 0 . 09% 0 . 05 % Commercial & Industrial 0 . 12% 0 . 18% 22

Strength in C&I Lending 23  At 22% of the Loan Portfolio, EagleBank has a much larger presence in C&I Lending than other local peer banks  C&I Loan Portfolio is predominantly variable rate loans  16% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships  DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy  Treasury Management services provide opportunity for relationship retention and expansion

CRE Risk Management 24  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team

CRE Concentration (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Company’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Total CRE Portfolio (excl Own Occ) $ 820,442 $ 909,058 $1,147,897 $1,431,984 $1,660,266 $2,453,662 $2,978,550 $3,246,636 $3,900,263 $4,035,641 $4,030,675 $4,148,521 $4,213,281 CRE/Total Loans (1) 58 . 50% 51.77% 47.63% 57.44% 56.37% 56.78% 59.59% 57.18% 60.83% 61.12% 60.60% 60.61% 60 . 26 % CRE Nonperforming Loans NPLs/Total CRE 1 . 76% 1.43% 1.67% 1.40% 0.88% 0.23% 0.22% 0.34% 0.16% 0.16% 0.11% 0.11% 0 . 14 % Peer NPLs/Total CRE (1) Total Net Charge Offs 4 . 45% 4.42% 3.52% 2.40% 1.50% 0.86% 0.53% 0.40% 0.33% 0.35% 0.38% 0.40% 0 . 41 % NCOs/Total CRE 0 . 07% 0.18% 0.09% 0.18% 0.07% 0.07% 0.06% 0.04% 0.07% 0.02% 0.01% 0.01% 0 . 01 % Peer NCOs/Total CRE (1) 1 . 55% 1.53% 1.10% 0.67% 0.22% 0.06% 0.01% 0.01% 0.01% 0.00% 0.00% 0.00% 0 . 01 % CRE Concentration (2) 403 . 06% 401.12% 392.96% 375.05% 377.00% 388.64% 394.40% 319.33% 345.17% 345.57% 333.76% 331.84% 325 . 08% 25

ADC Concentration (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Company’s asset size at the time of reporting. (2) Represents ADC concentration as a percentage of EGBN consolidated risk - based capital. (3) Adjusted ADC Concentration excludes loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Total ADC Portfolio $ 252,494 $ 327,718 $ 448,470 $ 539,069 $ 628,880 $ 798,241 $ 909,654 $ 976,599 $1,413,922 $1,433,297 $1,413,671 $1,456,154 $ 1,616,098 ADC/Total Loans (1) 18 . 00% 18.66% 18 . 61% 21 . 62% 21.35% 18 . 47% 18 . 20% 17.20% 22.05% 21 . 71% 21.25% 21.27% 23 . 12 % ADC Nonperforming Loans NPLs/Total ADC 6 . 30% 4.50% 3 . 89% 3 . 45% 1.33% 0 . 51% 0 . 08% 0.13% 0.05% 0 . 16% 0.01% 0.22% 0 . 25 % Peer NPLs/Total ADC (1) Total Net Charge Offs 10 . 75% 11.24% 8 . 85% 6 . 51% 2.91% 1 . 28% 0 . 63% 0.35% 0.21% 0 . 17% 0.16% 0.17% 0 . 18 % NCOs/Total ADC 0 . 07% 0.52% 0 . 28% 0 . 44% 0.21% 0 . 26% - 0 . 02% 0.16% 0.15% - 0 . 02% - 0.01% 0.02% 0 . 01 % Peer NCOs/Total ADC (1) 3 . 88% 4.30% 3 . 09% 2 . 37% 0.46% - 0 . 11% - 0 . 04% - 0.06% - 0.04% - 0 . 03% - 0.03% - 0.03% - 0 . 02 % ADC Concentration (2) 124 . 04% 144.60% 153 . 52% 141 . 19% 142.80% 126 . 44% 120 . 45% 96.05% 125.13% 122 . 73% 117.06% 116.48% 124 . 69% 26

Capital Strength 27  $150 million of 10 Year, 5 Year non - call, 5.00% Subordinated Notes sold in July 2016  $100 million of Common Equity raised through an underwritten offering in March 2015  $70 million of 10 Year non - call 5.75% Subordinated Notes sold in August 2014  $10 million of Common Equity raised through an underwritten offering in October 2012  $35 million of Common Equity raised through an At the Market Offering during May through October 2012 (1) This constitutes a non - GAAP financial measure. Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. * Data for 2017 is shown on an operating basis. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Total Assets $ 5 , 247 , 88 0 $ 6 , 075 , 57 7 $ 6 , 890 , 09 6 $ 7,493,617* $ 7,698,060 $ 7,880,017 $ 8,057,855 $ 8,389,137 Total Common Stockholders' Equity $ 548 , 85 9 $ 738 , 60 1 $ 842 , 79 9 $ 965 , 026 * $ 985,180 $ 1,023,137 $ 1,061,651 $ 1,108,941 Total Regulatory Capital $ 631 , 34 0 $ 755 , 21 2 $ 1 , 016 , 71 3 $ 1 , 129 , 95 4 $ 1,167,824 $ 1,207,659 $ 1,250,148 $ 1,297,427 Tier 1 Leverage Ratio 10 . 6 9% 10 . 9 0% 10 . 7 2% 11 . 4 5% 11 . 7 6% 11 . 9 7% 12 . 1 3% 12 . 1 0 % Tier 1 Risk Based Capital Ratio 10 . 3 9% 10 . 6 8% 10 . 8 0% 11 . 2 3% 11 . 5 7% 11 . 8 9% 12 . 1 1% 12 . 4 9 % Total Risk Based Capital Ratio 12 . 9 7% 12 . 7 5% 14 . 8 9% 15 . 0 2% 15 . 3 2% 15 . 5 9% 15 . 7 4% 16 . 0 8 % Common Equity Tier 1 (CETI) Ratio N / A 10 . 6 8% 10 . 8 0% 11 . 2 3% 11 . 5 7% 11 . 8 9% 12 . 1 1% 12 . 4 9 % Tangible Common Equity Ratio (1) 8 . 5 4% 10 . 5 6% 10 . 8 4% 11 . 4 5% 11 . 5 7% 11 . 7 9% 12 . 0 1% 12 . 1 1%

Key Success Factors 28 ▪ Building and maintaining core relationships o Cross sales o Focus on key customers ▪ Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Portfolio is balanced among C&I, CRE and Construction o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits ▪ Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o Increasing quarterly profitability since January 1, 2009 has consistently bolstered the capital position

Key Success factors (continued) 29  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  Proper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate

EagleBank Growth Strategy 30  Profitability • Pricing discipline to sustain Net Interest Margin • Prudent expense management with streamlined branch system to maintain Efficiency Ratio  Sustain Credit Quality • Maintain balanced portfolio mix: C&I, CRE and Construction • Enhanced monitoring of individual credits • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand C&I business lines including loans and treasury management products • Attract new relationships and develop cross sell opportunities • Enhance infrastructure to support growth beyond $10 billion in assets  Expanded Sources of Noninterest Income • SBA guaranteed loans, residential mortgage origination, FHA commercial mortgage origination, treasury management services, insurance

EGBN Stock Price Performance Total Return Performance 1 Year 3 Year 5 Year EGBN (3.0%) 29.1% 72.8% NASDAQ Bank Stock Index (5.3%) 53.4% 49 .0% NASDAQ Stock Market Index 0.1% 59.8% 74 .8% S & P 500 Index 2.6% 44.1% 49 .8% SOURCE: SNL Financial, Chart and calculations as of close of trading on February 28, 2019 31

Appendices 32

Non - GAAP Reconciliation GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Common shareholders' equity Less: Intangible assets Tangible common equity $ 985,180 $ 1,023,137 $ 1,061,651 $ 1,108,941 (107,097) (106,820) (106,481) (105,766) $ 878,083 $ 916,317 $ 955,170 $ 1,003,175 Book value per common share Less: Intangible book value per common share Tangible book value per common share $ 28.72 $ 29.82 $ 30.94 $ 32.25 (3.12) (3.11) (3.10) (3.08) $ 25.60 $ 26.71 $ 27.84 $ 29.17 $ 7,698,060 $ 7,880,017 $ 8,057,855 $ 8,389,137 (107,097) (106,820) (106,481) (105,766) $ 7,590,963 $ 7,773,197 $ 7,951,374 $ 8,283,371 Total assets Less: Intangible assets Tangible assets Tangible common equity ratio 11.57% 11.79% 12.01% 12.11% 33

Non - GAAP Reconciliation * Data for 2017 is shown on an operating basis. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* December 31, 2018 $ 548,859 $ 738,601 $ 842,799 $ 965,026 $ 1,108,941 Common shareholders' equity Less: Intangible assets Tangible common equity (109,908) (108,542) (107,419) (107,212) (105,766) $ 438,951 $ 630,059 $ 735,380 $ 857,814 $ 1,003,175 $ 18.21 $ 22.07 $ 24.77 $ 28.23 $ 32.25 Book value per common share Less: Intangible book value per common share Tangible book value per common share Total assets Less: Intangible assets (3.65) (3.24) (3.16) (3.14) (3.08) $ 14.56 $ 18.83 $ 21.61 $ 25.09 $ 29.17 $ 5,247,880 $ 6,076,649 $ 6,890,097 $ 7,493,617 $ 8,389,137 (109,908) (108,542) (107,419) (107,212) (105,766) Tangible assets $ 5,137,972 $ 5,968,107 $ 6,782,678 $ 7,386,405 $ 8 , 283 , 37 1 Tangible common equity ratio 8.54% 10.56% 10.84% 11.61% 12 . 11% 34

Non - GAAP Reconciliation GAAP Change Non - GAAP GAAP Change Non - GAAP 35,395 (14,588) 20,807 85,504 Income Statements: Income tax expense Net income $ 15,569 14,588 $ 30,157 $ 100,232 (14,588) 70,916 14,588 $ 114,820 Performance Ratios (annualized): Return on average assets Return on average common equity 0.82% 6.49% 1 . 60% 12 . 57% 1 . 41% 11 . 06% 1 . 62% 12 . 67 % GAAP Change 28,770 14,588 Assets Deferred income taxes Total Assets $ 7,479,029 $ 14,588 Non - GAAP 43,358 $ 7,493,617 Shareholders' Equity Retained earnings 431 , 54 4 14,588 446,132 Total Shareholders' Equity 950 , 43 8 14,588 965,026 Total Liabilities and Shareholders' Equity $ 7 , 479 , 02 9 14,588 $ 7,493,617 G AA P C h a n g e N on - G AA P G AA P 35,395 (14,588) 20,807 85,504 Non - GAAP 70,916 Interest Income Income Tax Expense Net Income 30 , 15 7 $ 15 , 56 9 $ 14 , 58 8 $ $ 100,232 Change (14,588) $14,588 $ 114,820 Earnings Per Common Share Basic Dilu t e d 0 . 4 6 0 . 4 5 $ $ $ 0 . 4 3 $ 0 . 4 2 0 . 8 8 0 . 8 8 $ $ 2 . 9 4 2 . 9 2 $ $ $ 0 . 4 3 $ 0 . 4 2 3 . 3 6 3 . 3 5 $ $ As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 35

Non - GAAP Reconciliation 36 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non - GAAP financial measures derived from GAAP - based amounts . The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets . The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding . The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions .

Market Information – Washington, DC MSA 37 6.2 Million  Population □ 6th largest market in the U.S. 3.3 Million  Employment □ 57,000 new jobs created in 12 months ended November, 2018 □ Employment growth driven by private sector, over 220,000 net new private sector jobs created over last five years □ Unemployment rate of 3.0% vs. US average of 3.5% (November 2018) $529 Billion  Gross Regional Product (GRP) □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 31.0% of GRP □ Highest median household income of any major U.S. market

Greater Washington Economy Total Federal Spending = 30.9% of GRP GRP Contribution by Sub - market Education & Health Care 5.8% O t h e r 1.5% Non - Local Business 15.5% 2.7% A ss o c i a t i o n s 1.8% International Hospitality 3 . 8 % Other Federal 16 . 8 % Federal Procurement 14.1% Local Business 38.0% Suburban Maryland 28.0% 38 District of Columbia 24.0% Northern Virginia 48.0% Gross Regional Product $529 Billion SOURCE: Stephen S. Fuller Institute - George Mason University

Loan Portfolio and Growth (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % As of December 31, 2017 As of September 30, 2018 As of December 31, 2018 Commercial and Industrial $ 1,375,939 21 . 5% $ 1,493,577 21 . 8% $ 1,553,111 22 . 2% 12 . 9 % Commercial Real Estate: Owner Occupied 755,444 11 . 8% 863 , 16 2 12 . 6% 887 , 81 4 12 . 7% 17 . 5 % Income Producing 2,102,115 32 . 8% 1 , 949 , 75 7 28 . 5% 2 , 030 , 82 6 29 . 1% ( 3 . 4% ) CRE Bridge Financing 944,980 14 . 7% 1 , 240 , 15 3 18 . 1% 1 , 226 , 07 3 17 . 5% 29 . 7 % Subtotal $ 3,802,539 59 . 3% $ 4,053,072 59 . 2% $ 4,144,713 59 . 3% 9 . 0 % Construction & Land: Owner Occupied 58,691 0 . 9% 56 , 57 2 0 . 8% 57 , 79 7 0 . 8% ( 1 . 5% ) CRE Construction 897,102 14 . 0% 982 , 32 7 14 . 4% 980 , 93 8 14 . 1% 9 . 3 % Land 76,039 1 . 2% 65 , 26 4 1 . 0% 58 , 87 7 0 . 8% ( 22 . 6% ) Subtotal $ 1,031,832 16 . 1% $ 1,104,163 16 . 2% $ 1,097,612 15 . 7% 6 . 4 % Residential Mortgage $ 104,357 1 . 6% $ 104,864 1 . 5% $ 106,419 1 . 5% 2 . 0 % Consumer & Other $ 96,861 1 . 5% $ 88,996 1 . 3% $ 89,592 1 . 3% ( 7 . 5% ) Total Loans $ 6,411,528 100 . 0% $ 6,844,672 100 . 0% $ 6,991,447 100 . 0% 9 . 0% 39

Geographic Detail – Income Producing CRE  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County (Dollar Value in Thousands County ) Hotel O ff i c e / C ondo M i x e d Use R e d e v e l . / Retail M u l t i - F a m il y Si n gl e & 1 - 4 Family Industrial Other TOTAL % of Total Maryland Montgomery $ 14 , 10 5 $ 55,390 $ 94 , 67 8 $ 22 , 23 1 $ 19 , 19 8 $ 14 , 62 3 $ 16,996 $ 20 , 45 5 $ 257,676 12 . 7 % Prince George's 102 , 80 2 24 , 73 0 2 , 79 4 44 , 52 9 37 , 40 0 2 , 77 6 35 , 70 5 15 , 24 0 265 , 97 6 13 . 1 % Baltimore 19 , 15 2 2 , 90 1 30 , 28 9 6 , 09 8 1 , 53 5 2 , 20 8 1 , 44 3 10 , 00 0 73 , 62 6 3 . 6 % Anne Arundel 9 , 73 0 1 , 96 0 - 8 , 94 6 - - 3 , 00 0 - 23 , 63 6 1 . 2 % Frederick - 12 , 33 0 2 , 69 7 40 , 49 9 - 3 , 74 8 2 , 29 3 7 , 57 7 69 , 14 4 3 . 4 % Eastern Shore 59 , 49 0 1 , 92 3 - 516 - 1 , 36 9 - 1 , 81 4 65 , 11 2 3 . 2 % Howard - 2 , 30 7 - 10 , 89 4 - 695 14 , 15 5 1 , 25 4 29 , 30 5 1 . 4 % Charles - - 158 649 - - - 3 , 52 6 4 , 33 3 0 . 2 % Other MD - 6,384 1 , 47 9 1 , 46 1 - - 8 , 96 4 2 18 , 29 0 0 . 9 % Washington DC 150,679 32,127 138 , 57 4 40 , 95 3 96 , 69 0 81 , 20 9 3 , 21 9 73 543 , 52 4 26 . 8 % Virginia Fairfax - 93 , 02 9 482 41 , 48 9 1 , 07 8 13 , 13 5 737 47 , 24 6 197 , 19 6 9 . 7 % Loudoun - 19 , 68 8 - 14 , 78 1 - 1 , 69 5 17 , 88 8 14 , 05 0 68 , 10 2 3 . 4 % Arlington 47 , 00 0 28 , 96 2 - 200 253 5 , 12 8 - 2 , 23 1 83 , 77 4 4 . 1 % Alexandria - 14 , 26 4 4 , 17 8 2 , 05 0 - - 3 , 90 0 - 24 , 39 2 1 . 2 % Prince William 28 , 46 8 13 , 90 7 15 , 45 9 17 , 07 8 - 1 , 00 0 4 , 97 9 3 , 34 1 84 , 23 2 4 . 1 % Fauquier - - - 1 , 97 2 - - - 3 , 23 6 5 , 20 8 0 . 3 % Other VA - 61 , 34 7 5 , 73 3 32 , 25 9 - 1 , 72 4 226 4 , 02 9 105 , 31 8 5 . 2 % Other USA 2 , 37 6 4 , 07 1 457 9 , 93 1 32 , 00 0 2 , 88 8 1 , 03 0 59 , 22 9 111 , 98 2 5 . 5 % Total $433 , 80 2 $375,320 $296 , 97 8 $296 , 53 6 $188 , 15 4 $132,198 $114,535 $193 , 30 3 $2,030,826 100 . 0% % of Total 21 . 4% 18 . 5% 14 . 6% 14 . 6% 9 . 3% 6 . 5% 5 . 6% 9 . 5% 100 . 0 % NOTE: Data as of December 31, 2018 40

Geographic Detail – Construction  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County  Recognized expertise in Single Family and Condo construction lending  Portfolio is diversified among collateral types (Dollar Value in Thousands County ) R e si d e n t i a l Condo M i x e d Use Si n gl e & 1 - 4 Family Office M u l t i - F a m il y Hotel Retail Other TOTAL % of Total Maryland Montgomery $ 4 , 20 0 $ 10 , 36 1 $ 60 , 24 6 $ 19 , 98 9 $ 4 , 23 6 $ - $ - $ 6,429 $ 105 , 46 1 10 . 8 % Prince George's - - 3 , 57 7 - - 14 , 59 0 - 15,581 33 , 74 8 3 . 4 % Baltimore - - 805 - - - - - 805 0 . 1 % Anne Arundel - 34,854 - - - - - - 34 , 85 4 3 . 6 % Frederick - - 96 - - - - - 96 0 . 0 % Eastern Shore - - 294 - - - - - 294 0 . 0 % Howard - - 668 - - - - 260 928 0 . 1 % Charles - - - - - - - - - 0 . 0 % Other MD - - 478 - - - - - 478 0 . 0 % Washington DC 156 , 16 8 109 , 94 0 49 , 37 5 129 , 38 5 136 , 39 0 - 1,527 13,287 596 , 07 2 60 . 8 % Virginia Fairfax 19,463 - 38,829 7,242 773 - 2,737 14,430 83,474 8 . 5 % Loudoun 4,224 1,779 290 2,620 - - - - 8,913 0 . 9 % Arlington 17,906 - 15,847 - - - - - 33,753 3 . 4 % Alexandria - 43,107 2,644 - - - - - 45,751 4 . 7 % Prince William - - 1,901 - - - - 6,222 8,123 0 . 8 % Fauquier - - - - - - - 0 . 0 % Other VA - - 24 - - - - - 24 0 . 0 % Other USA - - 355 - 1,996 25 , 81 3 - - 28,164 2 . 9 % Total $201,961 $200,041 $175,429 $159,236 $143,395 $40 , 40 3 $4,264 $56,209 $980,938 100 . 0% % of Total 20.7% 20.4% 17.9% 16.2% 14.6% 4 . 1% 0.4% 5.7% 100.0% Renovation $ 36,433 $ 46,889 $ 48,018 $ 134,049 $ 47,272 $ - $ 3,891 $ 29,735 $ 346,287 35 . 3 % Ground - Up $ 165,528 $ 153,152 $ 127,411 $ 25,187 $ 96,123 $ 40,403 $ 373 $ 26,474 $ 634,651 64 . 7 % NOTE: Data as of December 31, 2018 41

Conservative Securities Portfolio  Portfolio has $9.5 million of net unrealized losses at December 31, 2018  No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs  Average life of portfolio is 3.6 years  Excludes Federal Reserve and Federal Home Loan Bank stock (Dollar Values in Thousands) US Government Agency Securities $260,150 $228 $4,033 $256,345 32 . 8 % Mortgage Backed Securites - GSEs 477,949 1,575 7,293 472,231 60 . 2 % Municipal Bonds 45,814 439 484 45,769 5 . 8 % Corporate Bonds 9,503 79 6 9,576 1 . 2 % Other Equity Investments 21 8 - - 218 0 . 0 % Total Securities $793 , 63 4 $2,321 $11,816 $784,139 100 . 0 % US Government Agency Securities $236,853 $0 $6,528 $230,325 31 . 9 % Mortgage Backed Securites - GSEs 448,335 140 12,126 436,349 60 . 5 % Municipal Bonds 48,203 391 858 47,736 6 . 5 % Corporate Bonds 8,004 61 19 8,046 1 . 1 % Other Equity Investments 21 8 - - 218 0 . 0 % Total Securities $ 741 , 61 3 $ 592 $ 19,531 $ 722,674 100 . 0 % US Government Agency Securities $198,115 $283 $2,414 $195,984 33 . 3 % Mortgage Backed Securites - GSEs 322,067 187 4,418 317,836 54 . 2 % Municipal Bonds 60,976 1,295 214 62,057 10 . 3 % Corporate Bonds 13,010 163 - 13,173 2 . 2 % Other Equity Investments 21 8 - - 218 0 . 0 % Total Securities $594 , 38 6 $1,928 $7,046 $589,268 100 . 0 % Security Type December 31, 2018 A m o r t i z e d Cost Gross U n r e a li z e d Gain Gross U n r e a li z e d Losses Estimated Fair V a l u e Amrt. Cost % of Total S e c u r i t i e s Security Type September 30, 2018 A m o r t i z e d Cost Gross U n r e a li z e d Gain Gross U n r e a li z e d Losses Estimated Fair V a l u e Amrt. Cost % of Total S e c u r i t i e s Security Type December 31, 2017 A m o r t i z e d Cost Gross U n r e a li z e d Gain Gross U n r e a li z e d Losses Estimated Fair V a l u e Amrt. Cost % of Total S e c u r i t i e s 42

Nationally Recognized Financial Performance ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 ▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Member of KBW Bank Honor Roll 2010 - 2018 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America ▪ Community Bankers Cup Award 2012 - 2017 43

Highly Regarded by Bank Rating Firms FIRM BANK RATING A - 3 0 0 / 3 0 0 B AUER F INANCIAL , I NC Green - *** 44

Experienced Management Team 45 Susan G. Riel, Interim Chief Executive Officer & President Eagle Bancorp & EagleBank Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 20 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 42 years of experience in the commercial banking industry. Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr. Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Banks of Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 18 years of experience in the banking industry.

Experienced Management Team (continued) 46 Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 15 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 33 years of experience in the banking industry in the Washington, DC metropolitan area. Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 33 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank — which was acquired by United Bank in 2014 — where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

Historical Balance Sheet

(Dollar Values in Thousands)	2014Y	2015Y	2016Y	2017Y*	2018Y	5 Year Compound Growth Rate
Assets						
Cash and Equivalents	$256,025	$298,363	$368,163	$190,473	$321,864	1.0%
Securities Available for Sale	404,903	504,772	559,708	625,592	807,645	15.7%
Total Cash and Securities	660,928	803,135	927,871	816,065	1,129,509	10.2%
Gross Loans HFI	4,312,399	4,998,368	5,677,893	6,411,528	6,991,447	18.9%
Loan Loss Reserves	46,075	52,687	59,074	64,758	69,944	11.3%
Loans Held for Sale	44,317	47,492	51,629	25,096	19,254	(14.5%)
Total Net Loans	4,310,641	4,993,173	5,670,448	6,371,866	6,940,757	18.7%
Real Estate Owned	13,224	5,852	2,694	1,394	1,394	(31.5%)
Total Intangibles	109,626	108,155	106,947	106,824	105,470	100.2%
Total Servicing Rights	282	387	472	388	296	4.8%
Other Assets	153,179	164,875	181,664	197,080	211,711	12.8%
Total Assets	$5,247,880	$6,075,577	$6,890,096	$7,493,617	$8,389,137	17.3%
Liabilities						
Deposits	$4,310,768	$5,158,444	$5,716,114	$5,853,984	$6,974,285	16.7%
FHLB Borrowings	140,000	0	0	325,000	0	(100.0%)
Repurchase Agreements	61,120	72,356	68,876	76,561	30,413	(17.7%)
Subordinated Debt	79,300	68,928	216,514	216,905	217,296	87.8%
Other Liabilities	35,933	37,248	45,793	56,141	58,202	12.4%
Total Liabilities	4,627,121	5,336,976	6,047,297	6,528,591	7,280,196	16.6%
Equity						
Preferred Equity	71,900	0	0	0	0	(100.0%)
Common Equity	546,212	738,410	845,180	966,775	1,113,216	26.7%
Net Unrealized Gain (Loss)	2,647	191	(2,381)	(1,749)	(4,275)	5.2%
Total Stockholders Equity	620,759	738,601	842,799	965,026	1,108,941	23.0%
Total Liabilities and Equity	$5,247,880	$6,075,577	$6,890,096	$7,493,617	$8,389,137	17.3%
Balance Sheet Analysis (%)						
Total Gross Loans/ Total Asset	82.17	82.27	82.41	85.56	83.34	
Loans/ Deposits	100.04	96.90	99.33	109.52	100.25	
Reserves/ Loans	1.07	1.05	1.04	1.01	1.00	
Annualized Growth Rates (%)						
Asset Growth Rate	39.15	15.77	13.41	8.76	11.95	
Gross Loans HFI	46.42	15.91	13.59	12.92	9.04	
Deposit Growth Rate	33.65	19.66	10.81	2.41	19.14	

* Data for 2017 is shown on an operating basis.

EAGLE BANCORP, INC.

47

Historical Income Statement Virginia Heritage Bank acquisition closed on October 31, 2014. * Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 is shown on an operating basis. Please refer to the Non - GAAP reconciliation and (Dollar Values in Thousands, except per share data) 5 Year C o m poun d Growth 2014 Y * 2015 Y 2016Y 2017Y** 2018Y Rate Total Interest Income $ 191,573 $ 253,180 $ 285,805 $ 324,034 $ 393,286 20.1% Total Interest Expense 13 , 09 5 19 , 23 8 27,641 40,147 76,293 43.6% Net Interest Income 178,478 233 , 94 2 258,164 283,887 316,993 17.0% Loan Loss Provision 10 , 87 9 14 , 63 8 11,331 8,971 8,660 (2.0%) Service Charges on Deposits 4 , 90 6 5 , 39 7 5,821 6,364 7,014 8.8% Gain/Loss on Sale of Loans 6 , 88 6 11 , 97 3 11,563 9,276 5,963 (16.4%) Gain/Loss on Sale of Securities 22 2 , 25 4 1,194 542 97 38.5% Loss on early extinguishment of debt - ( 1 , 130 ) - - - 100.0% BOLI Revenue 1 , 28 3 1 , 58 9 1,554 1,466 1,507 15.9% Othe r Noninterest Income 5 , 24 8 6 , 54 5 7,152 11,725 8,005 10.8% Total Noninterest Income 18 , 34 5 26 , 62 8 27,284 29,373 22,586 (1.8%) Salaries and Employee Benefits 57 , 26 8 61 , 74 9 67,010 67,129 67,734 7.4% Premises and Equipment Expenses 13 , 31 7 16 , 02 6 15,118 15,632 15,660 5.6% Marketing and Advertising 1 , 99 9 2 , 74 8 3,495 4,095 4,566 22.0% Data Processing 6 , 16 3 7 , 53 3 7,747 8,220 9,714 10.5% Legal, Accounting and Professional Fees 3 , 43 9 3 , 72 9 3,673 5,053 9,742 26.8% FDIC Insurance 2 , 33 3 3 , 15 4 2,718 2,554 3,512 9.2% Merger Expenses 4 , 69 9 141 - - - 100.0% Othe r Noninterest Expenses 10 , 51 0 15 , 63 6 15,254 15,869 15,783 5.0% Total Noninterest Expense 99 , 72 8 110 , 71 6 115,015 118,552 126,711 8.4% Net Income Before taxes 86 , 21 6 135 , 21 6 159,102 185,736 204,208 22.1% Income taxes 31 , 95 8 51 , 04 9 61,395 70,916 51,932 12.9% Net Income 54 , 25 8 84 , 16 7 97,707 114,820 152,276 26.5% Preferred Dividends 61 4 60 1 - - - (100.0%) Net Income Available to Common $ 53,644 $ 83,566 $ 97,707 $ 114,820 $ 152,276 26.8% Earnings per Share - Diluted $ 2.08 $ 2 . 5 0 $ 2.86 $ 3.35 $ 4.42 footnotes in the appendices on pages 33 - 36. 48